Exhibit 32.2

Corcept Therapeutics Incorporated

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Corcept Therapeutics Incorporated (the “Company”) on Form 10-Q for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anne M. LeDoux, Vice President and Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ ANNE M. LEDOUX
Anne M. LeDoux
Vice President and Controller

May 10, 2007